SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant    [ X ]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant toss.240.14a-2

                  USAllianz Variable Insurance Products Trust
                  (Name of Registrant as Specified in Charter)

                  -----------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)    Title of each class of securities to which transaction applies:

         2)    Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)    Proposed maximum aggregate value of transaction:

         5)    Total fee paid:

[   ]  Fee previously paid with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             USAZ MONEY MARKET FUND

                              55 GREENS FARMS ROAD

                           WESTPORT, CONNECTICUT 06881

                                 August 6, 2002

Dear Allianz Life and Preferred Life Variable Life Policy or Variable Annuity Contract Owner:

     The Board of Trustees of USAZ Money Market Fund (the "Fund"), which is a series of the USAllianz Variable Insurance Products Trust (the "Trust"), has called a special meeting of the Fund's shareholders. At the meeting, you will be asked to (1) approve an Assignment and Portfolio Management Agreement dated June 24, 2002 (the "Assignment Agreement") among USAllianz Advisers, LLC ("USAZ"), the Trust, and Allianz of America, Inc. ("AZOA") and (2) to vote on a proposal that would permit the Fund's investment manager to enter into, terminate, and materially amend sub-advisory agreements with sub-advisers of the Fund without shareholder approval, subject to approval by the Fund's Board of Trustees.

     If shareholders approve the proposal to allow the Fund's investment manager to enter into, terminate, and materially amend sub-advisory agreements with subadvisers of the Fund without shareholder approval, subject to approval of the Fund's Board of Trustees, the Fund will become part of the same "manager-of-managers" structure that will apply to the other series of the Trust upon the Trust's receipt of the SEC exemptive relief described in the enclosed proxy statement.

     IF SHAREHOLDERS APPROVE THE PROPOSALS, THE INVESTMENT ADVISORY FEE FOR THE FUND WILL NOT CHANGE, NOR WILL THE OTHER FEES AND EXPENSES BORNE BY FUND SHAREHOLDERS. USALLIANZ ADVISERS, LLC OR ONE OF ITS AFFILIATES WILL PAY THE EXPENSES ASSOCIATED WITH THE PREPARATION AND MAILING OF THE ENCLOSED PROXY STATEMENT AND THE HOLDING OF THE SPECIAL MEETING, SO THAT FUND SHAREHOLDERS WILL NOT BEAR THESE EXPENSES.

     As the owner of a variable life insurance or variable annuity contract issued by Allianz Life Insurance Company of North America or Preferred Life Insurance Company of New York, you are an indirect participant in the Fund. Accordingly, we are asking you to indicate whether you approve or disapprove of this proposal by completing and returning the enclosed voting instruction form. THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" BOTH PROPOSALS.

     Whether or not you plan to attend the meeting, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTIONS FORM(S) SO THAT YOUR VOTE MAY BE COUNTED. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     The enclosed proxy statement contains further information about the proposals. Please read the entire proxy statement carefully before you vote.

     Thank you for your prompt attention and participation.

                                   Sincerely,

                                   /s/ Christopher Pinkerton
                                   --------------------------
                                   Christopher Pinkerton

                                   President

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                             USAZ MONEY MARKET FUND

                              55 GREENS FARMS ROAD

                           WESTPORT, CONNECTICUT 06881

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of USAZ Money Market Fund (the " Fund") will be held on August 30, 2002, at 10:00 a.m., Central Daylight Time at the offices of Bisys Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219 for the following purposes:

     1. TO APPROVE AN ASSIGNMENT AND PORTFOLIO MANAGEMENT AGREEMENT DATED JUNE 24, 2002 AMONG USALLIANZ ADVISERS, LLC, USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, AND ALLIANZ OF AMERICA, INC. NO FEE INCREASE IS PROPOSED.

     2. TO CONSIDER AND ACT UPON A PROPOSAL THAT WOULD PERMIT THE FUND'S INVESTMENT MANAGER TO ENTER INTO, TERMINATE, AND MATERIALLY AMEND SUB-ADVISORY AGREEMENTS WITH SUB-ADVISERS OF THE FUND WITHOUT SHAREHOLDER APPROVAL, SUBJECT TO APPROVAL BY THE FUND'S BOARD OF TRUSTEES.

     3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated:  August 6, 2002                 By Order of the Board of Trustees,


                                       /s/  Michael J. Radmer

                                       Michael J. Radmer
                                       Secretary

     Shareholders of record at the close of business on July 26, 2002 are entitled to vote at the special meeting.

     The Fund issues and sells its shares to Allianz Life Variable Account A and Allianz Life Variable Account B, which are separate accounts of Allianz Life Insurance Company of North America ("Allianz Life"), and to Preferred Life Variable Account C, which is a separate account of Preferred Life Insurance Company of New York ("Preferred Life"). (Allianz Life Variable Account A, Allianz Life Variable Account B, and Preferred Life Variable Account C are referred to together as the "Separate Accounts.") The Separate Accounts hold shares of mutual funds, including the Fund, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by Allianz Life and Preferred Life (collectively, "Contracts").

     As the owners of the assets held in the Separate Accounts, Allianz Life and Preferred Life are the sole shareholders of the Fund and are entitled to vote all of the shares of the Fund. However, pursuant to applicable laws, Allianz Life and Preferred Life vote outstanding shares of the Fund in accordance with instructions received from the owners of the Contracts. This Notice is being delivered to Contract owners who, by virtue of their ownership of the Contracts, beneficially owned shares of the Fund as of the record date for the special meeting, so that they may instruct Allianz Life and Preferred Life how to vote the shares of the Fund underlying their Contracts.

     YOU CAN VOTE EASILY AND QUICKLY. JUST FOLLOW THE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED VOTING INSTRUCTION FORM.

                                 PROXY STATEMENT
                                 AUGUST 6, 2002

                             USAZ MONEY MARKET FUND
            (A SERIES OF USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST)

                              55 GREENS FARMS ROAD
                           WESTPORT, CONNECTICUT 06881
                            TELEPHONE: 1-877-833-7113

                                  INTRODUCTION

     This proxy statement is being provided to you in connection with the solicitation by the Board of Trustees of USAllianz Variable Insurance Products Trust (the "Trust") of voting instructions to be voted at a special meeting of shareholders of USAZ Money Market Fund (the "Fund"), which is a series of the Trust. The special meeting will be held on August 30, 2002, at 10:00 a.m., Central Daylight Time at the offices of Bisys Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219. The voting instructions that are being solicited also may be voted at any adjournment of the special meeting.

     The first proposal to be voted upon would approve the Assignment and Portfolio Management Agreement dated June 24, 2002 (the "Assignment Agreement") among USAllianz Advisers, LLC ("USAZ"), the Trust, and Allianz of America, Inc. ("AZOA"). The background and reasons for this proposal are described below under the caption "Proposal One: Approval of Assignment and Portfolio Management Agreement." THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

     The second proposal to be voted upon would permit the Fund's investment manager to enter into, terminate, and materially amend sub-advisory agreements with sub-advisers of the Fund without shareholder approval, subject to approval by the Fund's Board of Trustees. The background of and reasons for this proposal are described below under the caption "Proposal Two: Manager of Managers Structure." THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

     The Fund issues and sells its shares to Allianz Life Variable Account A and Allianz Life Variable Account B, which are separate accounts of Allianz Life Insurance Company of North America ("Allianz Life"), and to Preferred Life Variable Account C, which is a separate account of Preferred Life Insurance Company of New York ("Preferred Life"). (Allianz Life Variable Account A, Allianz Life Variable Account B, and Preferred Life Variable Account C are referred to together as the "Separate Accounts.") The Separate Accounts hold shares of mutual funds, including the Fund, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts that are issued by Allianz Life and Preferred Life (collectively, "Contracts").

     As the owners of the assets held in the Separate Accounts, Allianz Life and Preferred Life are the sole shareholders of the Fund and are entitled to vote all of the shares of the Fund. However, pursuant to applicable laws, Allianz Life and Preferred Life vote outstanding shares of the Fund in accordance with instructions received from the Contract owners. Accordingly, this proxy statement and the accompanying voting instruction form are being delivered to Contract owners who, by virtue of their ownership of the Contracts, beneficially owned shares of the Fund as of the record date for the special meeting, so that they may instruct Allianz Life and Preferred Life how to vote the shares of the Fund underlying their Contracts. Further voting information is set forth below under the caption "Voting Information."

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT TO SHAREHOLDERS SUCCEEDING SUCH ANNUAL REPORT, IF ANY, TO A CONTRACT OWNER UPON REQUEST. SUCH REQUESTS SHOULD BE DIRECTED TO USALLIANZ SERVICE CENTER, 300 BERWYN PARK, P.O. BOX 3031, BERWYN, PENNSYLVANIA 19312-0031 IF MADE BY MAIL AND TO (800) 624-0197 IF MADE BY TELEPHONE.

     This proxy statement and the accompanying voting instruction form are first being mailed to Contract owners on or about August 8, 2002.

                                  PROPOSAL ONE

         APPROVAL OF ASSIGNMENT AND PORTFOLIO MANAGEMENT AGREEMENT

BACKGROUND

     The Investment Company Act of 1940 (the "1940 Act") prohibits any person from serving as an investment adviser (or sub-adviser) to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the registered investment company. Prior to June 24, 2002, AZOA served as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated October 27, 1999 (the "Advisory Agreement") that was last approved by the sole shareholder of the Fund prior to public offering. The Fund had no sub-adviser. However, AZOA has advised USAZ that AZOA is in the process of exiting the business of advising and sub-advising registered investment companies. In order to transition toward AZOA's departure as investment adviser of the Fund, the Board of Trustees approved a change in the management structure of the Fund under which AZOA now serves as the Fund's sub-adviser and USAZ serves as the Fund's manager (the "Management Change"). The change was effectuated by entering into an Assignment Agreement that involved affiliated investment advisers with no change in the Fund's investment advisory fees.

     Under Section 15(a) of the 1940 Act, the investment advisory contract must include a provision that provides for automatic termination of the investment advisory contract in the event of its assignment. Section 2(a)(4) of the 1940 Act defines "assignment" to include "any direct or indirect transfer or hypothecation of a contract." If no exception were available, the assignment of the Advisory Agreement from AZOA to USAZ described above would result in the automatic termination of the Advisory Agreement. However, Rule 2a-6 under the 1940 Act provides that a transaction which does not result in a change of actual control or management of the investment adviser to an investment company is not an assignment for purposes of the 1940 Act provisions involving automatic termination upon assignment. The Fund believes that the Management Change did not involve such a change of actual control or management in which case the Advisory Agreement would not terminate and no shareholder vote would be required. However, you are being asked to approve the Assignment Agreement in order to ensure compliance with the 1940 Act.

     EFFECT OF THE ASSIGNMENT AGREEMENT

     The Assignment Agreement results in USAZ becoming the investment manager to the Fund and AZOA becoming the sub-adviser to the Fund without any increase in advisory fees charged to the Fund. In Section 1 of the Assignment Agreement, AZOA assigns its rights and obligations under Advisory Agreement with the Trust with respect to the Fund to USAZ, USAZ accepts the assignment, and the Trust consents to the assignment. Thus, USAZ becomes the investment manager for the Fund. In Section 2 of the Assignment Agreement, the Trust authorizes USAZ to retain sub-advisers for the Fund. In the remainder of the Assignment Agreement, USAZ retains AZOA as sub-adviser for the Fund.

     Advisory fees charged to the Fund will not increase as a result of the Management Change. During the fiscal year ended December 31, 2001, AZOA was entitled to receive $158,500 in advisory fees under the Advisory Agreement, of which AZOA waived $142,507.85. The Advisory Agreement provides for an investment advisory fee of 0.35 percent of average net assets to be paid to AZOA pursuant to Schedule A and Section 4 of the Advisory Agreement. The investment advisory fee paid by the Fund as a result of the Management Change does not increase. Under the Assignment Agreement, USAZ assumes the right to this advisory fee and pays AZOA 0.35 percent of average net assets as an investment management fee pursuant to Section 7 and Schedule A of the Assignment Agreement. Thus, the advisory fee of 0.35 percent of average net assets remains the same after the Management Change.

     Other than the changes described above in connection with the execution of the Assignment Agreement, the Advisory Agreement contains the same terms and conditions after the Management Change. A copy of the Assignment Agreement is attached as Exhibit A to this proxy statement. A copy of the Advisory Agreement is attached as Exhibit B to this proxy statement.

BOARD DELIBERATIONS

     At a meeting held on February 27, 2002 the Fund's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Assignment Agreement or its affiliates, approved the Assignment Agreement and recommended that shareholders of the Fund approve such Assignment Agreement.

     Prior to and during the meeting, the independent directors requested and received all information they deemed necessary to enable them to determine whether implementation of the Assignment Agreement was in the best interest of the Fund. In approving the Assignment Agreement, the Board determined that in order to assure the continuity and efficiency of advisory and sub-advisory services upon AZOA's exit from the business of advising and sub-advising registered investment companies, it would be in the best interest of the Fund to approve the Assignment Agreement. In connection with its review of the Assignment Agreement, the Board reviewed materials furnished by USAZ and AZOA. These materials included written information regarding USAZ and AZOA, and their personnel, operations and financial condition. The Board also considered the nature, quality and scope of the management services already provided by USAZ to other funds offered by the Trust. The Board noted that approving the Management Change would bring the Fund closer to the management structure employed by other funds in the Trust. In addition, the Board considered the fact that the Assignment Agreement would remain substantially the same, including the compensation terms. The Board also noted that the implementation of the Management Change would not increase expenses to the Fund and its shareholders. The expenses of proxy solicitation will be borne by USAZ or its affiliates.

INFORMATION ABOUT THE MANAGER

     The Management Change allows USAZ to serve as the manager for all the series of the Trust. USAZ has entered into portfolio management agreements similar to the Assignment Agreement with various sub-advisers for portfolio management functions for certain funds. USAZ is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, Minnesota 55416. Allianz AG Holding is the principal owner of the Manager. Allianz AG Holding, headquartered in Munich, Germany, is one of the world's largest insurance and financial services companies with operations in 70 countries.

     The following table lists the name, address, and principal occupation of the principal executive officer and each director of USAZ. Christopher Pinkerton is an officer and director of USAZ and of the Fund. Jeffrey Kletti is an officer and director of USAZ and is also an officer the Fund.


                 NAME                            ADDRESS                         PRINCIPAL OCCUPATION
                 ----                            -------                         --------------------
Christopher Pinkerton             5701 Golden Hills Drive                Chief Manager and Chief Executive
                                  Golden Valley, MN  55416               Officer/Director, USAllianz
                                                                         Advisers, LLC

Jeffrey Kletti                    5701 Golden Hills Drive                Senior Vice President/Director,
                                  Golden Valley, MN  55416               USAllianz Advisers, LLC

Michael Ahles                     5701 Golden Hills Drive                Treasurer and Chief Financial
                                  Golden Valley, MN  55416               Officer, USAllianz Advisers, LLC

 The following table lists the name, address, and basis of control for all affiliated persons of USAZ who control USAZ either directly or indirectly.


                 NAME                             ADDRESS                         BASIS OF CONTROL
                 ----                             -------                         ----------------
Allianz Life                       5701 Golden Hills Drive                Member and owner of over 75% of
                                   Golden Valley, MN  55416               USAllianz Advisers, LLC

AZOA                               55 Greens Farms Road                   Shareholder of over 75% of Allianz
                                   Westport, CT  00881                    Life

Allianz AG Holding                 Koniginstrasse 28, D-80802             Shareholder of over 75% of AZOA
                                   Munich, Germany



                                  PROPOSAL TWO

                          MANAGER OF MANAGERS STRUCTURE

BACKGROUND

     Under the 1940 Act, the investment manager for a mutual fund cannot enter into a sub-advisory agreement with a sub-adviser for the fund, or materially amend an existing sub-advisory agreement, without the affirmative vote of the fund's shareholders. In April 2001, the Trust filed an application with the SEC seeking an order exempting the Trust from this rule (the "Order"), so that it can operate in a so-called "manager of managers" structure. Under a "manager of managers" structure, the fund's investment manager is responsible for selecting, monitoring, and, if necessary, replacing one or more sub-advisers for the fund, subject to approval by the fund's board of trustees, but without shareholder approval. Thus, in a "manager of managers" structure, the fund's shareholders rely on the fund's investment manager to select the sub-advisers who will manage the fund's assets, rather than looking to the investment manager to manage these assets directly.

     It is anticipated that one condition of the Order will be that shareholders of any series of the Trust which relies on the Order whose prospectus did not disclose from inception that it would operate within a "manager of managers" structure must approve the structure before it can be implemented as to that series. Because the Fund is such a series, shareholders of the Fund must approve the "manager of managers" structure before it can be implemented. In addition, the SEC must grant the Order before the structure can be implemented. The Trust expects that the Order will be granted in the near future, although there is no assurance that this will be the case. USAZ currently acts as the investment manager for the Fund, and its affiliate AZOA currently acts as sub-adviser for the Fund.

OPERATION OF THE MANAGER OF MANAGERS STRUCTURE

     If the Order is granted and Fund shareholders approve this proposal, the investment manager of the Fund will be permitted, with the approval of the Fund's Board of Trustees (including a majority of its disinterested trustees), but without further shareholder approval, to:

o enter into sub-advisory agreements with one or more sub-advisers for the Fund;

o materially amend such sub-advisory agreements, including changing the compensation payable by the investment manager to the sub-adviser or sub-advisers;

o terminate such sub-advisory agreements, and enter into new sub-advisory agreements with replacement sub-advisers; and

o enter into a new sub-advisory agreement with an existing sub-adviser whose sub-advisory agreement has automatically terminated pursuant to the 1940 Act due to its deemed "assignment" upon a change in control of the sub-adviser.

     You should note that even if the Order is granted and Fund shareholders approve this proposal, the Fund will not be permitted to enter into a new investment management agreement with a new investment manager without the affirmative vote of the Fund's shareholders. In addition, the investment management agreement between the Fund and its investment manager will not be able to be materially amended without the affirmative vote of the Fund's shareholders. This means, among other things, that the compensation payable by the Fund to the investment manager under the management agreement cannot be increased without shareholder approval.

     You also should note that changes in sub-advisory fees, which will be able to be made without shareholder approval, do not result in changes to advisory fees payable to the investment manager, since sub-advisory fees are paid by the investment manager to the sub-adviser, and are not paid directly by the Fund.

     If the Order is granted and Fund shareholders approve this proposal, the Fund's investment manager will continue to have ultimate responsibility to oversee the Fund's sub-advisers and to recommend their hiring, termination, and replacement. The investment manager also will have overall supervisory responsibility for the general management and investment of the Fund and, subject to the review and approval by the Fund's Board of Trustees, will:

o set the Fund's overall investment strategies;

o evaluate, select and recommend sub-advisers to manage all or part of the Fund's assets;

o monitor and evaluate the investment performance of the Fund's sub-advisers;
  and

o implement procedures reasonably designed to insure that the Fund's sub-advisers comply with the Fund's investment objectives, policies and restrictions.

CONDITIONS TO THE ORDER

     If the Order is granted, it is expected to contain several conditions with which the Fund and its investment manager will be required to comply. These conditions include the following:

o The Fund's investment manager will not enter into a sub-advisory agreement on behalf of the Fund with any affiliated sub-adviser, unless the Fund's shareholders have approved the agreement, including the compensation to be paid thereunder.

o At all times, a majority of the Fund's Board of Trustees will be persons who are not "interested persons" within the meaning of the 1940 Act. In addition, the nomination of new or additional independent trustees will be placed within the discretion of the then-existing independent trustees.

o No trustee or officer of the Fund or director or officer of its investment manager will own directly or indirectly (other than through certain pooled investment vehicles) any interest in a sub-adviser for the Fund except for (i) the ownership of interests in the investment manager or any entity that controls, is controlled by, or is under common control with the investment manager, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is the Fund's sub-adviser or an entity that controls, is controlled by or is under common control with the sub-adviser.

o Within 90 days of the hiring of any new sub-adviser, the Fund's investment manager will furnish the Fund's shareholders all the information about the new sub-adviser that would be included in a proxy statement. The disclosure will include any changes in such information caused by the addition of the new sub-adviser.

ADVANTAGES OF MANAGER OF MANAGERS STRUCTURE; BOARD OF TRUSTEES RECOMMENDATION

     The Board of Trustees believes that implementation of the proposed "manager of managers" structure would be in the best interests of Fund shareholders. This structure will enable the Fund's investment manager, with the Board's approval, to change the Fund's sub-advisers when it believes performance or other factors so warrant, without incurring the expense and delay associated with holding a shareholders meeting to approve the change.

     In addition, if the Order is granted, all of the other series of the Trust also will implement the "manager of managers" structure, so that the Fund's investment manager will act as a "manager of managers" across all other series of the Trust. Thus, the Board expects the Fund's investment manager to have the structure, resources and procedures appropriate to fulfill its role as the "manager of managers" for the Fund.

     In addition to these advantages, the Board of Trustees also took note of the shareholder-protective conditions that the Order is expected to include, as described under the caption "--Conditions to the Order" above. The Board also took into account the fact that the investment advisory fee for the Fund will not change, nor will the other fees and expenses borne by Fund shareholders, if the Order is granted and shareholders approve this proposal. Finally, the Board noted that USAllianz Advisers, LLC or its affiliates will pay all costs incurred in connection with the special meeting of shareholders. In light of all of these considerations, the Board of Trustees unanimously recommends that the Fund's shareholders approve the proposal.

                               VOTING INFORMATION

GENERAL

     You have the right to instruct Allianz Life or Preferred Life on how to vote the shares held under your Contract. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz Life and

Preferred Life will vote the shares underlying your Contract in favor of the proposal described above. Allianz Life and Preferred Life will vote any shares for which they do not receive a voting instruction form, and any shares which they or their affiliates hold for their own account, in proportionately the same manner as shares for which they have received voting instructions.

     In order for the shareholder meeting to go forward, there must be a quorum. This means that at least 25% of the Fund's shares must be represented at the meeting either in person or by proxy. Because Allianz Life and Preferred Life are the only shareholders of the Fund, their presence at the meeting in person or by proxy will meet the quorum requirement. If a quorum is not obtained or if sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).

     You may revoke your voting instructions up until voting results are announced at the meeting or any adjournment of the meeting by giving written notice to Allianz Life or Preferred Life prior to the meeting, by executing and returning to Allianz Life or Preferred Life a later dated voting instruction form, or by attending the meeting and voting in person. If you need a new voting instruction form, please call the Fund at (800) 624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "for" the proposal.

     USAllianz Advisers, LLC or its affiliates will pay all costs of solicitation, including the cost of preparing and mailing the notice of special meeting of shareholders and this proxy statement to Contract owners. Representatives of USAllianz Advisers, LLC, without cost to the Fund, may solicit voting instructions from Contract owners by means of mail, telephone, or personal calls.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     Those individuals owning Contracts representing shares at the close of business on July 26, 2002, the record date for the special meeting, may provide voting instructions for the meeting or any adjournment of the meeting. The number of shares of the Fund outstanding on the record date is listed in the table below. To the best knowledge of the Fund, no person other than Allianz Life and Fireman's Fund owned, of record or beneficially, 5% or more of the outstanding shares of the Fund as of the record date. Information as of that date with regard to Allianz Life's and Fireman's Fund's ownership in the Fund is provided below:

                                                         PERCENT OF                      PERCENT OF
                                        SHARES OWNED    OUTSTANDING     SHARES OWNED OUTSTANDING SHARES
                             SHARES      BY ALLIANZ   SHARES OWNED BY   BY FIREMAN'S     OWNED BY
                 FUND      OUTSTANDING     LIFE(1)       ALLIANZ LIFE      FUND(1)      FIREMAN'S FUND
                ----      -----------     -------       ------------      -------      --------------
USAZ Money Market Fund    155,914,934   142,492,117        91.39%        10,914,280        7.00%

(1) The address of Allianz Life is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.  The address of
Fireman's Fund is 777 San Marin Drive, Novato, California 94998.

     Shareholders of the Fund are entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share for each share of the Fund held. At the record date for the special meeting, the Fund's net asset value per share was $1.00.

     Approval of the proposal requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the voting power of shares of the Fund present at a meeting where more than 50% of the outstanding voting power of the Fund is present in person or by proxy, or (b) more than 50% of the outstanding voting power of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposal.

OTHER MATTERS

     Management of the Fund knows of no other matters that may properly be, or which are likely to be, brought before the special meeting. However, if any other business shall properly come before the special meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

                                OTHER INFORMATION

INVESTMENT MANAGER, SUB-ADVISER, PRINCIPAL UNDERWRITER, AND ADMINISTRATOR

     The names and addresses of the Fund's investment manager and sub-adviser, principal underwriter, and administrator are as follows:

         Investment manager:        USAllianz Advisers, LLC
                                    5701 Golden Hills Drive
                                    Minneapolis, Minnesota 55416

         Sub-adviser:               Allianz of America, Inc.
                                    55 Greens Farms Road
                                    Westport, Connecticut 00881

         Principal underwriter:     BISYS Fund Services, Limited Partnership
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

         Administrator:             BISYS Fund Services Ohio, Inc.
                                    3435 Stelzer Road
                                    Columbus, Ohio 43219

SHAREHOLDER PROPOSALS

     The Trust is not required to hold annual shareholders meetings. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal which may properly be included in the proxy solicitation material for a shareholders meeting must be received by the Trust no later than 120 days prior to the date proxy statements are mailed to shareholders.

                                                                   Exhibit A


                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                  ASSIGNMENT AND PORTFOLIO MANAGEMENT AGREEMENT

                             USAZ MONEY MARKET FUND

         AGREEMENT, made this 24th day of June, 2002 by and between USAllianz Advisers, LLC (the "Manager"), USAllianz Variable Insurance Products Trust (the "Trust") and Allianz of America, Inc. (the "Portfolio Manager").

         WHEREAS, the Trust is a Delaware business trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999 (the "Declaration") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management series-type investment company;

         WHEREAS, the Portfolio Manager currently acts as the investment manager for the USAZ Money Market Fund series of the Trust (the "Fund") pursuant to an Investment Advisory Agreement dated October 27, 1999 (the "Advisory Agreement");

         WHEREAS, the Manager, the Trust and the Portfolio Manager desire that
(i) the Portfolio Manager's rights and obligations under the Advisory Agreement with respect to the Fund shall be assigned by it to the Manager and assumed by the Manager, which thus will become the investment manager for the Money Market Fund, and (ii) the Manager simultaneously shall retain the Portfolio Manager to act as subadviser with respect to the Fund.

         WHEREAS, the Portfolio Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Manager, the Trust and the Portfolio Manager as follows:

         1. Assignment. The Portfolio Manager hereby assigns to the Manager all of the Portfolio Manager's rights and obligations under the Advisory Agreement with respect to the Fund. The Manager hereby accepts such assignment and assumes all of the Portfolio Manager's obligations under the Advisory Agreement. The Trust hereby consents to such assignment and assumption and releases the Portfolio Manager from its obligations under the Advisory Agreement, other than its obligations with respect to acts and omissions committed by it prior to the date of this Agreement.

         2. Authorization of Use of Subadvisers. The Trust hereby authorizes the Manager, subject to approval in each case by the Trustees of the Trust, to retain one or more subadvisers for the Fund, and to direct that such subadvisers shall exercise full discretion in furnishing investment advice to the Fund and arranging for the execution of portfolio transactions for the Fund, subject only to general oversight by the Manager and the Board of Trustees of the Trust. The Manager shall be responsible for monitoring, or arranging for others to monitor, compliance by the subadvisers with the investment policies and restrictions of the Fund and with such other limitations or directions as the Board of Trustees of the Trust may from time to time prescribe. The Manager shall report to the Board of Trustees of the Trust regularly at such times and in such detail as the Board may from time to time determine to be appropriate.

         3. Appointment of Subadviser. Pursuant to authority granted in section 2 above and with the approval of the Trustees of the Trust (the "Trustees"), the Manager hereby appoints the Portfolio Manager to act as portfolio manager for the Fund for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         4. Portfolio Management Duties. Subject to the overall supervision of the Trustees and the Manager, the Portfolio Manager is hereby granted full responsibility and discretion, with respect to the Fund for (a) the management of the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in its prospectus and Statement of Additional Information included as part of the Trust's registration statement filed with the Securities and Exchange Commission (the "SEC"), as they may be amended from time to time (the "Registration Statement"), copies of which shall be provided to the Portfolio Manager by the Manager; and (b) the placement of orders to purchase and sell securities for the Fund. At the request of the Manager, the Portfolio Manager shall report to the Trustees or Manager regularly at such times and in such detail as reasonably agreed to by the Manager and the Portfolio Manager. The Manager has herewith furnished the Portfolio Manager copies of the Fund's current Prospectus, Statement of Additional Information, Declaration and Bylaws (collectively, "Documents") and agrees during the continuance of this Agreement to furnish the Portfolio Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. Until the Manager or Trust delivers such amendments or supplements to the Portfolio Manager, the Portfolio Manager will be fully protected and entitled to rely on the Documents most recently furnished to it by the Manager or the Trust.

         The Portfolio Manager further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

         (b) use reasonable efforts to manage the Fund, and to coordinate its activities with the Manager, so that the Fund will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder, and will comply, and continue to comply, with the adequate diversification requirements of Section 817(h)(2) of the Code;

         (c) place orders for the investment of the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the prospectus and/or Statement of Additional Information with respect to the Fund and in accordance with applicable legal requirements. Specifically, in executing portfolio transactions and selecting broker-dealers, the Portfolio Manager will use its best efforts to seek best execution on behalf of the Fund. In assessing the best execution available for any transaction, the Portfolio Manager shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the size and difficulty in executing the order, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Portfolio Manager may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities and Exchange Act of 1934) provided to the Fund and/or other accounts over which the Portfolio Manager or an affiliate of the Portfolio Manager exercises investment discretion. The Portfolio Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commissions another broker-dealer would have charged for effecting that transaction if, but only if, the Portfolio Manager determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which the Portfolio Manager or an affiliate of the Portfolio Manager investment discretion.

         Provided the investment objectives of the Fund and applicable law are adhered to, the Portfolio Manager may aggregate sale and purchase orders of securities and other investments held in the Fund with similar orders being made simultaneously for other accounts managed by the Portfolio Manager or with accounts of affiliates of the Portfolio Manager in accordance with a formula believed to be equitable to each account, taking into consideration an advantageous selling or purchase price, brokerage commissions and other expenses, and beneficial timing of transactions, or a combination of these and other factors;

         (d) furnish to the Trust, the Manager and any other portfolio manager whatever statistical information the Trust, the Manager or such other portfolio manager may reasonably request with respect to the Fund or contemplated investments; keep the Manager and the Trustees informed of developments materially affecting the Fund's portfolio; and, on the Portfolio Manager's own initiative, furnish to the Trust or the Manager from time to time whatever information the Portfolio Manager believes appropriate for this purpose;

         (e) make available to the the Trust or the Manager, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust's administrator (the "Administrator"), the Trust and the Manager in their compliance with applicable laws and regulations. The Portfolio Manager will furnish the Trustees or the Manager with such periodic and special reports regarding the Fund as the Trustees or the Manager may reasonably request;

         (f) immediately notify the Trust and the Manager in the event that the Portfolio Manager: (1) becomes aware that it is subject to a statutory disqualification that prevents the Portfolio Manager from serving as a portfolio manager pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Portfolio Manager further agrees to notify the Trust and the Manager immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein respecting or relating to the Portfolio Manager that becomes untrue in any material respect;

         (g) in making investment decisions with respect to the Fund, use no material non-public information that may be in its possession, nor will the Portfolio Manager seek to obtain any such information.

         Except as otherwise provided in this Agreement, the Portfolio Manager shall not be responsible hereunder for compliance monitoring, reporting or testing or for preparing or maintaining books and records for the Fund or otherwise providing accounting or pricing services to the Fund and such services shall be provided by others retained by the Fund. The Portfolio Manager shall have access to such reports and records to assist it in performing its services hereunder.

         The Portfolio Manager shall not be responsible for pursuing or defending legal causes of action that may be based on the purchase, sale or holding of a security by the Fund. The Portfolio Manager shall, however, provide notice to the Manager of any such potential claim and provide reasonable cooperation to the Manager in any possible proceeding.

         5. Banking and Custody Accounts. The Portfolio Manager shall not be required to provide or arrange for banking accounts for the Fund or to hold money or assets on the Fund's behalf. The Portfolio Manager shall not be required to act as the registered holder of any investment or to provide or procure any custody or settlement services in connection with its services hereunder. The Fund has entered into one or more agreements with providers of banking and custody services (Custodians) whom the Fund will authorize to act upon instructions from properly authorized representatives of the Portfolio Manager, in connection with its services hereunder, directing the Custodian(s) to pay, deliver or receive cash and securities in settlement of transactions authorized by the Portfolio Manager on the Fund's behalf. The Fund's agreement(s) with such Custodian(s) will require the Custodian(s) to settle all transactions directed by the Portfolio Manager on the Fund's behalf at the Fund's expense.

         6. Allocation of Charges and Expenses. The Portfolio Manager shall not be required to pay any expenses of the Trust or the Fund other than those specifically allocated to the Portfolio Manager in this section 6. In particular, but without limiting the generality of the foregoing, the Portfolio Manager shall not be responsible for the following expenses of the Trust or the
Fund: organization and offering expenses of the Trust and the Fund (including out-of-pocket expenses, but not including the Portfolio Manager's overhead and employee costs); fees payable to or expenses of other portfolio managers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Trust or the Fund in connection with membership in investment company trade organizations; costs of insurance; fees and expenses of the Trust's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Trust or the Fund; payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; other expenses in connection with the issuance, offering, distribution, redemption or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to shareholders; costs of preparing, printing and filing documents with regulatory agencies; costs of stationery and other office supplies; expenses of any litigation or other extraordinary or nonrecurring events and expenses relating to the issuance, registration and qualification of the shares of the Fund; costs of shareholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the business of the Trust or the Fund) of officers, Trustees and employees of the Trust who are not interested persons of the Portfolio Manager; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, directors or employees of the Portfolio Manager to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust, or any committees thereof or advisory group thereto or other business of the Trust or the Fund.

         7. Compensation. As compensation for the services provided and expenses assumed by the Portfolio Manager under this Agreement, the Manager, out of its fees from the Fund pursuant to the Advisory Agreement, will pay the Portfolio Manager at the end of each calendar month an investment management fee computed daily at an annual rate equal to the percentage of the Fund's average daily net assets specified in Schedule A hereto. The "average daily net assets" shall mean the average of the values placed on the net Fund assets as of the time at which, and on such days as, the Fund lawfully determines the value of its net assets in accordance with the prospectus or otherwise. The value of the net assets of the Fund, shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If, pursuant to such provisions, the determination of net asset value for the Fund is suspended for any particular business day, then for the purposes of this section 7, the value of the net assets as last determined shall be deemed to be the value of the net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Portfolio Manager's compensation is payable pursuant to this section, then the Portfolio Manager's compensation payable at the end of such month shall be computed on the basis of the value of the net assets as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof with respect to the net assets on that day shall be deemed to be the sole determination thereof on that day with respect to the net Assets for the purposes of this section 7. If the Portfolio Manager serves less than the whole of any period specified, its compensation will be prorated.

         8. Books and Records. The Portfolio Manager agrees to maintain such books and records with respect to its services to the Fund as are required by
Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section and those rules and legal provisions. The Portfolio Manager also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Portfolio Manager further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Trust and the Fund are being conducted in accordance with applicable laws and regulations.

         9. Standard of Care and Limitation of Liability. The Portfolio Manager shall exercise its best judgment in rendering the services provided by it under this Agreement. The Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Portfolio Manager against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Portfolio Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Portfolio Manager's reckless disregard of its obligations and duties under this Agreement. As used in this section 9, the term "Portfolio Manager" shall include any officers, directors, employees or other affiliates of the Portfolio Manager performing services with respect to the Trust or the Fund.

         10. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and that nothing in this Agreement shall prevent the Portfolio Manager from providing similar services to other investment companies or to other series of investment companies (whether or not their investment objectives and policies are similar to those of the Fund or another series of the Trust) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Portfolio Manager's ability to meet its obligations to the Trust, the Manager and the Fund hereunder.

         The Manager and the Trust acknowledge that the Portfolio Manager and its officers, affiliates, and employees, and the Portfolio Manager's other clients, may at any time have, acquire, increase, decrease, or dispose of positions in investments which are at the same time being acquired for or disposed of from the Fund. The Portfolio Manager shall have no obligation to acquire for the Fund a position in any investment which the Portfolio Manager, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the reasonable discretion of the

Portfolio Manager, it is not feasible or desirable to acquire a position in such investment for the Fund.

         The Manager and the Trust acknowledge that the Portfolio Manager may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Portfolio Manager with respect to the Fund. The Manager and the Trust acknowledge that the performance of the Fund may differ from the performance of other accounts or investment companies managed by the Portfolio Manager and that the Portfolio Manager is not expected to replicate the holdings or returns of any other account or fund that it manages.

         When the Portfolio Manager recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Portfolio Manager recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Portfolio Manager nor any of its Trustees, officers or employees shall act as a principal or agent or receive any commission. If the Portfolio Manager provides any advice to its clients concerning the shares of the Fund or other funds of the Trust, the Portfolio Manager shall act solely as investment counsel for such clients and not in any way on behalf of the Trust, the Fund or another fund of the Trust.

         11. Duration and Termination. This Agreement shall continue in effect with respect to the Fund for two years from the date set forth above and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) by vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund: (a) at any time without penalty (i) by the Manager, (ii) by the Trust upon the vote of a majority of the Trustees or (iii) by vote of the majority of the Fund's outstanding voting securities, each upon sixty (60) days' written notice to the Portfolio Manager; or (b) by the Portfolio Manager at any time without penalty, upon sixty (60) days' written notice to the Trust or the Manager. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

         12. Amendments. Except as otherwise provided by applicable law or regulatory relief, no provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this

Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         13. Proxies and Rights. Unless the Trust or the Manager gives written instructions to the contrary, the Portfolio Manager shall (a) vote all proxies solicited by or with respect to the issuers of securities in which the Assets are invested, using its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders, and (b) exercise all other rights attaching to or arising with respect to the Assets, subject to the Fund's investment objectives, policies and limitations as stated in their Registration Statement, directing the Custodian to make any required payment or settlement in connection therewith.

         14.      Miscellaneous.
                  -------------

                  a. This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

                  b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

                  d. Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Trust or the Fund.

                  e. The provisions of sections 1 and 2 above shall survive any expiration or termination of this Agreement and shall continue in effect as long as the Advisory Agreement remains in effect.

[signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

                         USAllianz Variable Insurance Products Trust

                         By   ____/s/ Jeff Kletti_______________
                              Vice President


                         Allianz of America, Inc.


                         By   ____/s/ Ron Clark_____________
                              Treasurer


                         USAllianz Advisers, LLC

                         By   _____/s/ Jeffrey Kletti_____________
                              Vice President

                                   SCHEDULE A

         Fees payable to the Portfolio Manager pursuant to section 7 hereof shall be at the following annual rates for the Fund:

FUND                            PERCENTAGE OF AVERAGE NET ASSETS

USAZ Money Market Fund          0.35%



              The management fee shall be accrued and paid to the Portfolio Manager as provided in section 7 of the Portfolio Management Agreement.

                                                                      Exhibit B


                         INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made the 27th day of October, 1999, by and between USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, a Delaware business trust (the "Trust"), and Allianz of America, Inc., a Delaware corporation (the "Adviser").

         WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule A to this agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds").

         THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. (a) The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, and to supervise the provision of services to the Trust and each of its Funds by others, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

(b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule A, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and upon execution of an addendum hereto such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time and set forth in such addendum.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

3. To the extent not otherwise arranged by the Trust pursuant to other agreements for management, administration and/or other services, the Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust affiliated with the Adviser or any of its affiliates, and

(b)all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust and its Funds, including, without limitation:

(c) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of any of its Funds;

(d) all charges and expenses for administration and management services (except as otherwise specifically provided in Section 1(a) hereof;

(e) all charges and expenses for bookkeeping and auditors;

(f) all charges and expenses of any transfer agents and registrars appointed by the Trust;

(g) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

(h) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to a Fund in connection with transactions involving securities and other property to which the Fund is a party;

(i) all costs and expenses of distribution of shares of its Funds incurred pursuant to Plans of Distribution adopted under Rule 126-1 under the Investment Company Act of 1940 ("1940 Act");

(j) all costs and expenses of shareholder servicing;

(k) all taxes and trust fees payable by the Trust or its Funds to Federal, state, or other governmental agencies;

(l) all costs of certificates representing shares of the Trust or its Funds;

(m) all fees and expenses involved in registering and maintaining registrations of the Trust, its Funds and of their shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Funds' shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

(n) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of each Fund of the Trust;

(o) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Funds;

(p) all charges and expenses of legal counsel for the Trust and its Funds and for Trustees of the Trust in connection with legal matters relating to the Trust and its Funds, including, without limitation, legal services rendered in connection with the Trust and its Funds' existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust and its Funds has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust and its Funds, its Trustees, officers, employees, or agents;

(q) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

(r) all extraordinary expenses and charges of the Trust and its Funds.

         In the event that the Adviser provides any of these services or pays any of these expenses, the Trust and any affected Fund will promptly reimburse the Adviser therefor.

         The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule A for such Fund.

         The Adviser's fee is computed as of the close of business on each business day.

         A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

         The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Trust, voluntarily declare to be effective.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust with respect to all or any of its Funds all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

7. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to the Trust.

8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Allianz AG Holding or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Allianz AG Holding are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

9. This Agreement shall continue in effect for two years from the date set forth above and after such date if (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the affected Funds; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to material amendments such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities of the Trust or the affected Funds" shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

13. The Trust acknowledges that the Adviser and its affiliates have granted the Trust the non-exclusive right to use of the name "USAllianz Variable Insurance Products Trust" and agrees that all rights in and to such name and any and all service marks or other intellectual property related thereto or associated therewith are and remain the property of the Adviser and its affiliates. Without limiting the generality of the foregoing, the Trust acknowledges that the Adviser and its affiliates may withdraw the right to use such name and related intellectual property by notice in writing to the Trust and upon receipt of such notice, the Trust agrees to promptly take such steps as may be necessary to change its name and/or the name of any Funds and to cease use of any intellectual property belonging to the Adviser or its affiliates.

14. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of The State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day and year first above written.

                         USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST


                         By:      /s/ Brian K. Walker
                            -----------------------------------------
                                  Name:
                                  Title: Business Analyst


                         ALLIANZ OF AMERICA, INC.


                         By:      /s/ David Marks
                            -----------------------------------------
                                  Name:
                                  Title:

                                   SCHEDULE A

        NAME OF FUND                                    COMPENSATION

Diversified Assets Fund                                      0.55%
Global Opportunities fund                                    0.95%
Growth Fund                                                  0.75%
Fixed Income Fund                                            0.50%
Money Market Fund                                            0.35%

         The advisory fee shall be accrued daily at the rate of 1/365th of the applicable percentage applied to the daily net assets of each Fund. The advisory fee so accrued shall be paid to the Adviser as provided in Section 4 of the Investment Advisory Agreement.

                   USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
                             USAZ MONEY MARKET FUND
              VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING
                           TO BE HELD AUGUST 30, 2002

              THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                AND PREFERRED LIFE INSURANCE COMPANY OF NEW YORK

The undersigned hereby instructs Allianz Life Insurance Company of North America ("Allianz Life") and Preferred Life Insurance Company of New York ("Preferred Life") to represent and vote the number of shares of the series named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of July 26, 2002 at a Special Shareholders Meeting to be held at the offices of BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219, on August 30, 2002, at 10 a.m. Central Daylight Time and at any adjournment thereof, upon the matter below as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement.

All previous voting instructions with respect to the meeting are revoked. Receipt of the Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date, and return these Voting Instructions in the addressed envelope - no postage required.

IF A CONTRACT OR POLICY OWNER DOES NOT SUBMIT A VOTING INSTRUCTION FORM, THE SHARES ATTRIBUTABLE TO THEIR CONTRACT OR POLICY WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT AND POLICY OWNERS WHO DO SUBMIT VOTING INSTRUCTIONS.

PLEASE FILL IN THE BOX AS SHOWN USING BLUE OR BLACK INK OR A NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IF YOU SIGN, DATE AND SUBMIT THIS FORM BUT DO NOT INDICATE A CHOICE BELOW, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" SUCH MATTER. UPON ALL OTHER MATTERS, ALLIANZ LIFE AND PREFERRED LIFE SHALL VOTE ACCORDING TO THEIR BEST JUDGMENT.

In their discretion, Allianz Life and Preferred Life are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. Contract and policy owners wishing to vote in accordance with the Board of Trustees' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                                                         FOR   AGAINST   ABSTAIN
1. To approve an Assignment and Portfolio Management     [ ]     [ ]       [ ]
   Agreement dated June 24, 2002 among USAllianz
   Advisers, LLC, the USAllianz Variable Insurance
   Products Trust, and Allianz of America, Inc.
2. To approve the implementation of a "manager of        [ ]     [ ]       [ ]
   managers" structure for the Fund that would permit the Fund's investment manager to enter into, terminate, and materially amend sub-advisory agreements with sub-advisers of the Fund without shareholder approval, subject to approval by the Fund's Board of Trustees.

Please be sure to sign and date voting instructions

                              Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                              RECORD DATE SHARES:
                                                  ------------------------------



-----------------------------------------------
Contract owner(s) sign here

----------------------
Date